Lightbridge



Lightbridge Investor Presentation • *October 9, 2009*

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties, and others factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. These risks and uncertainties include, but not limited to, the factors mentioned in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2008, and other risks mentioned in our other reports filed with the Commission.

The forward-looking statements contained in this presentation are made only of this date, and Lightbridge Corporation is under no obligation to revise or update these forward-looking statements.

What is Lightbridge?

Lightbridge is a leading provider of nuclear energy consulting services to commercial and governmental entities worldwide, and is developing next generation nuclear fuel technology that will significantly reduce nuclear waste and proliferation.

Lightbridge at a Glance





NASDAQ Ticker:	**LTBR**
Headquarters:	**McLean, VA**
President and CEO:	**Seth Grae**
Shares Outstanding:	**10 million**
2008 Revenues:	**$22,220, 000**

Corporate Leadership (1)

Seth Grae, President, Chief Executive Officer – Seth Grae, has led the development and implementation of Lightbridge's business efforts to develop and deploy nuclear fuel technologies, and to provide comprehensive advisory services based on non-proliferation, safety, and transparency for emerging commercial nuclear power programs.

Ambassador Thomas Graham, Jr., Executive Chairman of the Board. - Thomas Graham, Jr. is one of the world's leading experts in nuclear non-proliferation.

Ambassador Graham served as a senior U.S. diplomat involved in the negotiation of every major international arms control and non-proliferation agreement during the period from 1970 to 1997.



Thorium and uranium fuel capsules in this research reactor at Russia's Kurchatov Institute could help reduce waste from existing and future nuclear power plants.

Corporate Leadership (2)

James D. Guerra, CPA; Chief Operating & Financial Officer – Served as Vice President of Finance and Chief Financial Officer of Exelon Business Services Company and Exelon Nuclear from 2002 to 2007. At Exelon, Mr. Guerra was an integral member of the team that engineered one of the most significant turnarounds in the history of nuclear energy, bringing that company's nuclear plants from the lower quartile of performance to the top of the industry.

Andrey Mushakov, Executive Vice President, International Nuclear Operations - Mr. Mushakov leads Lightbridge's fuel technology development activities and is the primary liaison between Lightbridge and the Russian nuclear organizations involved in Lightbridge's project.



Technician performing thermal-hydraulic tests of the seed fuel rod design at the Kurchatov Institute .

Strategic Advisory Council

- Victor Chu
- Susan Eisenhower
- Sir Ronald Grierson
- General Lord Charles Guthrie
- RT. Hon. Michael Howard, QC MP
- Nancy "Nana" Lampton
- Tidu Maini
- Simon Murray, CBE
- Dr. Charles Pryor, Jr.
- Ernest Steiner
- John Taylor



Lightbridge's "seed and blanket" fuel assembly model used for thermal-hydraulic testing at the Kurchatov Institute.

Lightbridge has an unrivaled depth of talent with a roster of leading experts and advisors that have served in industry and governmental positions for decades.

Technical Advisory Board

- Robert Ihde
- Ronald Murata
- Thomas Retson
- Norton Shapiro, Ph.D
- Sam Vaidyanathan, Ph.Dd
- Ernie Kennedy



Dr. Alvin Radkowsky (left) , inventor of thorium fuel, receiving an award from the U.S. Atomic Energy Commission. Presented by Admiral H.G. Rickover .

Lightbridge's Technical Advisory Board includes experienced industry veterans as well as a new generation of "New Build" innovators with world class leadership in civilian nuclear technology and nuclear power deployment with strong conventional nuclear competencies.

Investment Rationale

- Lightbridge offers practical and timely solutions to the emerging nuclear proliferation discussion
  - Proprietary technology addresses the paramount issues afflicting the industry, specifically proliferation and waste
  - Proliferation-resistant fuel
  - Dramatically reduced nuclear waste
- Developing partnerships with leading energy companies and countries seeking to expand its nuclear program; key clients (Areva and the UAE) with exclusive and long-term contracts
- Growing presence in the discussion about the safety and usage of nuclear power
- Lightbridge's advisory services provide the strategic insight that developed and emerging nations need to deploy safe, transparent nuclear programs

Lightbridge Overview

Fuel Technology Development

- Leading developer of thorium-based proliferation resistant nuclear fuel designs
- Addresses key nuclear concerns of proliferation, waste and supply



Advisory Services

Nuclear Generation

- Industry leading team
- Comprehensive advisory services for nuclear programs



Nuclear Regulation

- Over combined 200 years of regulatory experience
- Advisory services on design, development and management of nuclear energy programs according to highest int'l standards



Lightbridge Overview

Fuel Technology Development

Advisory Services

Combination of these two core businesses puts Lightbridge in a unique position to capitalize on the growing global trend of pursuing cleaner and safer forms of nuclear energy

Our 2009 Focus

What we've said…	What we've delivered…
List on a Senior Exchange	NASDAQ Listing on Oct. 9, 2009
Corporate Rebranding	Launch of Lightbridge
Forging Partnerships	Growing work with Areva
Raising Visibility	Proactively telling our story and getting attention

Nuclear is on the Rise



Do you favor the use of nuclear to produce electricity in the U.S.?
Total % Favor
% Strongly Favor
57%
46%
56%
54%
56%
59%
21%
20%
19%
17%
22%
27%
1995
1997
1999
2001
2003
2005
2007
2009
Source: Gallop Poll, conducted March 2009



Should your country start using or increase the use of nuclear power?
Yes
No
Yes, if concerns are addressed
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
India
China
USA
South Africa
World
Source: Accenture, conducted November 2008

Support for nuclear energy has risen to new high levels in the U.S. and abroad. Over 80% of Americans now favor if concerns are addressed.

Leveraging Global Trends

World Electricity Consumption


Developed Nations
(Billion Kilowatt hours)
3000
2500
2000
1500
1000
500
0
1990 2005 2006 2010 2015 2020 2025 2030
Total OECD


Developing Nations
(Billion Kilowatt hours)
1400
1200
1000
800
600
400
200
0
1990 2005 2006 2010 2015 2020 2025 2030
Total Non OECD


Total World
(Billion Kilowatt hours)
4500
4000
3500
3000
2500
2000
1500
1000
500
0
1990 2005 2006 2010 2015 2020 2025 2030
Total World

Sources: Energy Information Administration (EIA), International Energy Annual 2006 (June-December 2008); AEO2009 National Energy Modeling System; and World Energy Projections Plus (2009).

Advisory Services

Nuclear Generation



Nuclear Regulation



Advisory Services – Prestigious Talent

Ernie Kennedy - 33 year career with Westinghouse, as VP for New Plants, led the successful construction and installation of numerous nuclear power plants world-wide

Jon Johnson - 38 years of nuclear operational and regulatory experience, including as the Deputy Director, Nuclear Reactor Regulation for the U.S. Nuclear Regulatory Commission

Hans Blix – Formerly Director General at the IAEA and Executive Chairman of the UN Monitoring, Verification and Inspection Commission





Leveraging the strongest minds in the global nuclear industry

Advisory Services

Core Strengths

Unbiased Advice and Strategic Planning	• Experienced team of nuclear professionals • Comprehensive design for nuclear program and related infrastructure
Program Assessment	• Technology analysis and site-specific adaptability • Contractor, materials, and equipment evaluation
Regulatory Compliance	• State-of-the-art nuclear regulatory program design • Regulatory best practice implementation

Lightbridge provides an unrivaled team of expert analysts and industry practitioners to work with clients establishing a nuclear power program

Advisory Services

Important Milestones

1. Exclusive UAE Contract: Entered into multiple five-year agreements to provide strategic advice for planning and implementation of nuclear energy with United Arab Emirates
   - Providing counsel and advice on this region's nuclear generation capabilities and build-up and regulatory issues/policies
   - Seeking to leverage the work we do in this region to help generate new business opportunities in other regions/countries
   - Our regulatory advisory expertise is unparalleled – we have a global team of experts that have the capability to establish new, independent regulatory agencies from scratch.

2. New Offices: Opened Abu Dhabi and UK Branch Offices

Lightbridge continues to successfully execute its corporate strategy as we strive to achieve our vision

Fuel Market Overview



Fuel Technology Development



Fuel Designs

Proliferation resistance	• No weapons usable materials produced • Reduced political risk
Waste volume and storage time reduction	• Approx. 50% reduction of spent fuel volume • Approx. 70% less spent fuel weight • Approx. 90% reduction of long-term radio-toxicity of spent fuel
Supply flexibility	• Ability to utilize thorium reserves • Mitigates fuel price volatility • Reduces uranium supply risk

Fuel Technology Development

Led by Dr. Alexei Morozov – Head of the Lightbridge Moscow office and nuclear scientist with more than 40 years of experience in the development of nuclear technology

Three additional PhD's – all with comparable expertise


Moscow Staff


Kurchatov Institute

Entrance to the Institute with monument to Kurchatov – Russia's leading research and development institution in the field of nuclear energy.

Lightbridge is the leading developer of proliferation resistant fuels

Fuel Technology Development

Milestones

1. Successful completion of Lead Test Assembly Program Plan
2. Completed conceptual PWR fuel assembly design
3. Prepared long-term technology commercialization plan
4. Partnerships – Signed Collaboration Framework Agreement
5. Legislative Initiatives

Lightbridge continues to successfully execute its corporate strategy as we strive to achieve our vision

VVER Fuel Development Process

Successful completion of Lead Test Assembly Program Plan

Phase	Activities
Phase I: Conceptual Design completed	• Define new product and economic feasibility • Develop project plan
Phase II: Preliminary Design completed	• Preliminary design and fabrication process and validation
Phase III: Detailed Design	• Detailed design and fabrication process and review
Phase IV: Full-Scale Product Testing & Validation	• Regulatory licensing of lead test assembly • Host reactor/fabrication and irradiation of lead test assemblies/examination after each cycle
Phase V: Commercial Implementation	• Regulatory licensing for commercial implementation • License fuel technology to commercial fuel fabricator • Commercial implementation in nuclear power plants

VVER-1000 Fuel Development Program: Baseline Program Schedule (1)

	1994-1997	1997-2000	2000-2003	2003-2006	2006-2009	2009-2012
Phase I – Conceptual Design:						
Technical Feasibility Study / VVER-1000						
Key Fuel Technologies & Reactor Design Compatibility						
Licensing Activities for Thorium Use						
Phase II – Preliminary Design:						
Preliminary Design – Mockups for Out of Reactor Testing						
Development of Fabrication Technology						
Fabrication of Sample Fuel Rods						
Capsule Irradiation of Fuel Samples in the Test Reactor						
Preliminary Design Analysis for Fuel Assembly						
Development of Lead Test Assembly Program						
Approximate Technology Development Costs by Phase	**\$1.8**	**\$1.7**	**\$1.7**	**\$2.7**	**\$2.1**	**\$1.1**

*Includes corporate R&D expenditures and US government grants

Total Development Cost to Date: \$10M

2009

VVER-1000 Fuel Development Program: Baseline Program Schedule (2)

	2009-2012	2012-2015	2015-2018	2018-2021
Phase III – Detailed Design:				
Loop Irradiation of Fuel Samples in the Test Reactor				
Detailed Design Analysis for Fuel Assembly				
Detailed Design – Mockups for Out of Reactor Testing				
Fabrication Process Design for Lead Test Assembly				
Phase IV – Full Scale Product Testing and Validation:				
Regulatory Licensing of Lead Test Assembly				
Host Reactor/Fabrication of Lead Test Assemblies/ Irradiation of Lead Test Assemblies/Examination After Each Cycle				
Phase V – Commercial Implementation:				
License Fuel Technology to Commercial Fuel Fabricator				
Establish Industrial Scale Fabrication Facility				
Regulatory Licensing for Commercial Implementation				
Commercial Implementation in Nuclear Power Plants				
Approximate Technology Development Costs by Phase*	**$7.8**	**$6.1**	**$2.0**	

*Includes estimated R&D expenditures for Lightbridge-led work

Activities led by Lightbridge

Activities led by the fuel fabricator

Estimated Future R&D Costs: $17M
($15.9M + $1.1M remaining from Phase II)

Addressable VVER Fuel Market (India Market Only)

	A	B	C	D	E	F
	Forecasted VVER Opportunities	**Total # of Units**	**Total Annualized Fuel Market Value***	**Market Share Assumptions**	**Lightbridge Baseline Annualized Fuel Spend**	**Lightbridge Baseline Annual Licensing Revenue****
2	Existing / Under Construction Reactors	2	$ 80 M	0% – 50%	$ 0M – $ 40 M	$ 0M – $ 2M
3	Planned Reactors	4	$ 160 M	25% – 50%	$ 40M – $ 80 M	$ 2M – $ 4M
4	Proposed Reactors	4	$ 160 M	25% – 50%	$ 40M – $ 80 M	$ 2M – $ 4M
5	**Totals**		**$ 400 M**		**$ 80M – $ 200 M**	**$ 4 M- $ 10M**

(Header row marked 1.)

* Assumes $40M annualized fuel spend per year per reactor

** Assumes Lightbridge revenues are 5% of customers annualized fuel spend through licensing contracts

Success in India's nuclear market would validate our fuel designs and positions Lightbridge to capture greater opportunities in the PWR market

Global PWR Market



69
5
28
North America
2 1
5
South America
92
2
14
Europe
3 1
41
Middle East & Africa
5
17
India
7
4
72
China
18
4
19
SE Asia (including S. Korea)

Reactors in operation (191 total)

Under construction and planned (22 total)

Proposed (196 total)

* Does not include VVER reactors

** Eastern Europe (including Russia) and Japan are not considered significant target market segments for insertion of thorium-based fuel into "Western-style" PWRs at this time. source: World Nuclear Association

To meet worldwide energy demand requires clean, reliable nuclear energy that also addresses proliferation and waste concerns

PWR Fuel Development Program: Baseline Program Schedule (1)

	2006-2008	2008-2010	2010-2012	2012-2014	2014-2016	2016-2018
Phase I – Conceptual Design:						
Technical Feasibility Study / PWR						
Estimate Costs & Market						
Develop Project Plan						
Phase II – Preliminary Design:						
Preliminary Design Analysis for Fuel Assembly						
Preliminary Fuel Fabrication Process Development						
Preliminary Design – Mockups for Out of Reactor Testing						
Fabrication of Sample Fuel Rods						
Capsule Irradiation of Fuel Samples in the Test Reactor						
Approximate Technology Development Costs by Phase*	**$0.3**	**$0.7** **$1.0**	**$1.2**			

*Includes corporate R&D expenditures and US government grants

2009

Total Development Cost to Date: $1.3M

PWR Fuel Development Program: Baseline Program Schedule (2)

	2009-2010	2010-2012	2012-2014	2014-2016	2016-2018
Phase III – Detailed Design:					
Detailed Design Analysis for Fuel Assembly					
Loop Irradiation of Fuel Samples in the Test Reactor					
Detailed Design – Mockups for Out of Reactor Testing					
Fabrication Process Design for Lead Test Assembly					
Phase IV – Full Scale Product Testing and Validation:					
Regulatory Licensing for Lead Test Assembly					
Establish Pilot Fabrication Line for Lead Test Assembly					
Host Reactor/Fabrication of Lead Test Assemblies/ Irradiation of Lead Test Assemblies/Examination After Each Cycle					
Phase V – Commercial Implementation:					
License Fuel Technology to Commercial Fuel Fabricator					
Establish Industrial Scale Fabrication Facility					
Regulatory Licensing for Commercial Implementation					
Commercial Implementation in Nuclear Power Plants					
Approximate Technology Development Costs by Phase*	**$0.1**	**$5.0**	**$12.6**	**$0.5**	**$0.9**

*Includes estimated R&D expenditures for Lightbridge -led work

Activities led by Lightbridge

Activities led by the fuel fabricator

Estimated Future R&D Costs: $23.7M
($21.5M + $2.2M remaining from Phase II)

Addressable PWR Fuel Market

	A	B	C	D	E	F
1	**Forecasted PWR Opportunities**	**Total # of Units**	**Total Annualized Fuel Market Value***	**Market Share Assumptions**	**Lightbridge Baseline Annualized Fuel Spend**	**Lightbridge Baseline Annual Licensing Revenue****
2	Existing / Under Construction Reactors	195	$ 7.8 B	5% – 10%	$390M – $780M	$ 20M – $ 39M
3	Planned Reactors	37	$ 1.5 B	5% – 15%	$ 74M – $ 222M	$ 4M – $ 11M
4	Proposed Reactors	122	$4.9 B	10% – 20%	$488M – $976M	$ 24M – $ 49M
5	**Totals**		**$ 14.2 B**		**$ 952M – $ 2.0B**	**$ 48M – $ 99M**

* Assumes $40M annualized fuel spend per year per reactor

** Assumes Thorium Power revenues are 5% of customers annualized fuel spend through licensing contracts

PWR market represents greatest market opportunity for Lightbridge and fabrication partner

Partnerships

Intellectual Property – The agreement breaks IP into three categories

1. Background IP - Each party owns its existing IP
2. Reserved Foreground IP - Owned by the party under which such future IP is reserved as specified in the approved project plan
3. Fully Owned Foreground IP – All future IP that was generated as a result of one party's solely carrying out the work is fully owned by such party

AREVA

Technology license for commercial use to AREVA:

- Non-exclusive royalty bearing license for Lightbridge's Background and Reserved or Fully Owned Foreground, with royalty fees to be negotiated in good faith and agreed to at any time in the future
- No commercial use is permitted until a separate technology license agreement has been entered into between the parties
- AREVA also has an option to obtain a 10-year exclusive license for AREVA's light water reactors worldwide within 7 months after the end of each project
- Royalty fees for an exclusive license to be negotiated in good faith and agreed to between the parties in a separate technology license agreement
- Russian VVER reactors are specifically excluded

Partnerships

- Consulting Agreement signed on August 3, 2009
- Initial term of 5 years; could be extended upon mutual written consent
- Agreement covers initial two phases of consulting work

AREVA

Phase 1:

- Includes a preliminary neutronic study of evolutionary thorium fuel concepts (i.e., fuel designs similar to conventional uranium fuel but with an addition of some thorium)
- Phase 1 duration – up to 12 months
- Total fixed price for Phase 1 – $550,000

Phase 2:

- To be covered under a new statement of work that would be negotiated and included as an addendum to the Consulting Agreement toward the end of work under Phase 1
- Includes a study of Lightbridge's seed and blanket fuel design for application in EPR
- Expected duration of Phase 2 is 14 months
- Pricing – to be negotiate

Consulting Agreement signed on August 3, 2009 covers initial two phases of consulting work; Phase 1 includes a study of evolutionary thorium fuel concepts is currently underway

Legislation Initiatives

Reid-Hatch Thorium Energy Independence and Security Act of 2008

- Benefits of the Bill
  - U.S. government support of thorium-based nuclear fuel development
  - Provides for necessary research and licensing funding
  - Increases international cooperation



Global 123 Agreements

- UAE
- India
- Benefits of 123 Agreements
  - Bilateral U.S. government support for a country's civilian nuclear energy program
  - Provides presumptive legal authorization to conduct business
  - Levels competitive environment with foreign nuclear service and technology providers

Global government policies moving favorably towards Lightbridge's vision and mission

Financial Overview



Financial Results – Income Statement

($000, except per share amounts)	Six Months Ended June 30, 2009	Twelve Months Ended December 31, 2008
Total Revenue	$6,375	$22,220
Cost of Consulting Services Provided	3,637	11,089
Gross Margin	2,737	11,131
Total Operating Expenses	5,618	14,174
Operating Loss	(2,881)	(3,042)
Net Loss	(2,869)	(2,859)
Net Loss per Common Share and Diluted	$(0.01)	$(0.01)
Weighted Average Number of Shares Outstanding for the Period Used to Compute per Share Data	301,755	300,071

Financial Results – Balance Sheet

	June 30, 2009 (Unaudited)	Dec. 31, 2008
Cash and cash equivalents	$4,910	$5,580
Total Current Assets	10,127	11,982
Total Assets	10,595	12,447
Total Current Liabilities	3,638	5,139
Total Liabilities	3,638	5,139
Total Stockholders' Equity	6,957	7,308
Total Liabilities and Shareholders Equity	10,595	12,447

Clean capital structure with no debt

Investment Rationale

- Lightbridge offers practical and timely solutions to the emerging nuclear proliferation discussion
  - Proprietary technology addresses the paramount issues afflicting the industry, specifically proliferation and waste
  - Proliferation-resistant fuel
  - Dramatically reduced nuclear waste
- Developing partnerships with leading energy companies and countries seeking to expand its nuclear program; key clients (Areva and the UAE) with exclusive and long-term contracts
- Growing presence in the discussion about the safety and usage of nuclear power
- Lightbridge's consulting advisory services provide the strategic insight developed and emerging nations need in developing safe, transparent nuclear programs

Thank You

